Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leonard Stella, the principal financial officer (Chief Operating Officer) of Sword Comp-Soft Corp. (the "Company"), hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      3. the Form 10-Q of the Company for the quarter ended August 31, 2003 (the "Form 10-Q"), fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

      4. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 17, 2003                                     /s/ Leonard Stella
     Date                                            ---------------------------
                                                     Chief Operating Officer
                                                     Principal Financial Officer

A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sword Comp-Soft Corp. and will be retained by Sword Comp-Soft Corp. and furnished to the Securities and Exchange Commission or its staff upon request.